UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 22, 2016

VIROPRO, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-06718	13-3124057
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2151 O'Toole Avenue, Suite 50, San Jose, CA 95131

(Address of principal executive offices) (Zip Code)

(650) 300-5190

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 22, 2016, our Board of Directors elected Bruce Cohen as interim Chairman, replacing Kenneth Sorensen as Chairman (with Mr. Sorensen remaining as a member of the Board of Directors). Further information regarding Mr. Cohen is incorporated by reference from our Current Report on Form 8-K filed on June 13, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 25, 2016

VIROPRO, INC.

By:	/s/ Bruce Cohen
Name:	Bruce Cohen
Title:	Interim Chairman and Treasurer